SECURITIES AND EXCHANGE COMMISSION

	Washington, D.C. 20549


	FORM 8-K



	CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 6, 1997
                                                  ------------


                         Comm Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)



        Pennsylvania              0-17455            23-2242292
-------------------------------   -------------      ---------------------------
(State or other jurisdiction of   (Commission        (I.R.S. employer
 incorporation)                    file number)       Identification No.)




521 Main Street, Forest City, Pennsylvania           18421
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(Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code: (717)785-3181
                                                    -------------


Former name or former address, if changed from last report:
Not Applicable.














	Page 1 of 5

Item 1.	Changes in Control of Registrant.

      		Not Applicable.

Item 2.	Acquisition or Disposition of Assets.

      		Not Applicable.

Item 3.	Bankruptcy or Receivership.

      		Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant.

      		Not Applicable.

Item 5.	Other Events.

      		Effective on June 9, 1997, Donald R. Edwards, Sr., has retired as Director of the Registrant and its wholly- owned subsidiary, Community Bank and Trust Company (the"Bank").

Item 6.	Resignations of Registrant's Directors.

      		Not Applicable.

Item 7.	Financial Statements and Exhibits.

     		(a)	Financial Statement of Business Acquired.
           -----------------------------------------

        			Not Applicable.

     		(b)	Pro Forma Financial Information.
           --------------------------------

        			Not Applicable.

     		(c)	Exhibits.
           ---------

        			17.1	Letter from Donald R. Edwards, Sr. announcing his retirement from the Board of Directors of the Registrant and the Bank.

        			99.1	Form of Press Release that Donald R. Edwards, Sr., has retired as Director of the Registrant and the Bank.

Item 8.	Change in fiscal year.

      		Not Applicable.



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	SIGNATURES
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	Pursuant to the requirements of the Securities Exchange Act of 1934, the
 Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              									COMM BANCORP, INC.
                                                       ------------------
                                                       (Registrant)



Date: June 6, 1997                                    /s/ Scott A. Seasock
                                                      --------------------
                                                      Scott A. Seasock
                                                      Chief Financial Officer

































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